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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2004

                                 LIFEPOINT, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                                      #33-0539168
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

1205 S. Dupont Street, Ontario, California                       91761
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(Address of Principal Executive Offices)                       (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code




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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         LifePoint, Inc. issued a press release dated December 14, 2004 announcing the retirement of Linda H. Masterson as President and CEO. The press release is attached in its entirety as exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


         (c)      EXHIBITS

         99.1     Copy of press release dated December 14, 2004.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therein to be duly authorized.

                                        LIFEPOINT, INC.
                                        (Registrant)

Date: December 14, 2004                 By /s/ Craig S. Montesanti
                                           ---------------------------------
                                           Craig S. Montesanti
                                           Chief Accounting Officer




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